UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

ZVUE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

539 Bryant Street, Suite 403
San Francisco, CA	94107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

Handheld Entertainment, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Items 2.01, 2.03 and 3.02 of this Current Report on Form 8-K relating to the entry into material definitive agreements is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2007, ZVUE Corporation, formerly known as Handheld Entertainment, Inc. (the “Company”), completed its previously announced acquisition of all the business and assets of eBaum’s World, Inc., a New York corporation (“eBaum’s”), pursuant to an Asset Purchase Agreement entered into as of August 1, 2007 (the “Asset Purchase Agreement”). In connection with the completion of the acquisition and in consideration for the assets acquired, the Company paid eBaum’s $14,250,000 in cash at closing and issued 2,885,056 shares of its common stock to eBaum’s. Such shares were placed in escrow with LaSalle Bank N.A. acting as escrow agent. Such shares were issued pursuant to the exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

Of such 2,885,056 shares, 1,635,056 shares are subject to forfeiture if Eric Bauman, the founder of eBaum’s, is not continually employed by EBW Acquisition, Inc., the Company’s wholly owned subsidiary which acquired eBaum’s assets (“EBW”), for 36 months following the closing date of the acquisition. The remaining 1,250,000 shares of the Company’s common stock will be released from escrow to eBaum’s in 23 monthly installments commencing on December 31, 2007. Such 1,250,000 shares of common stock are subject to the following adjustment 10 business days following the closing date of the acquisition:

•
if the quotient of (a) $5,000,000 divided by (b) the average closing price of our common stock for the 10 trading days following the closing is less than 1,250,000, then the Company will be required to issue to the escrow agent a number of additional shares of its common stock equal to the excess of such quotient over 1,250,000; and

•
if the result of such calculation equals less than 1,250,000, then LaSalle Bank will release to the Company that number of shares that is equal to the difference between (i) 1,250,000 shares and (ii) the number of shares determined as a result of the calculation set forth above.

The Company may also be required to pay eBaum’s “earn out” payments of up to $30 million, in a combination of cash and shares of its common stock, subject to the achievement of certain performance milestones. Pursuant to a Subordination Agreement, dated October 31, 2007, by and among the Company, eBaum’s and YA Global Investments, L.P. (“YA Global”), at any time when the outstanding principal amount of the Company’s 7.5% Senior Secured Convertible Debentures due October 31, 2010 (the “YA Convertible Debentures”) (as described in Item 2.03 below) exceeds $8,000,000, the Company shall not make any cash “earn out” payments unless the Company has met certain cash flow tests and redeems an amount of the YA Convertible Debentures equal to the cash “earn out” payment. The full text of the Subordination Agreement is attached hereto as Exhibit 10.1.

In connection with the closing of the acquisition, the Company entered into a pledge agreement with eBaum’s, whereby the Company pledged all of the shares of EBW, the Company’s wholly owned acquisition subsidiary, to secure payment of portions of the purchase price for the assets payable or deliverable after closing. Pursuant to the Subordination Agreement, eBaum’s security interest in the shares of EBW, is subject to a first priority security interest of YA Global in all of the Company’s assets.

At the closing of the acquisition, the Company entered into a registration rights agreement (the “eBaum’s Registration Rights Agreement”) with eBaum’s whereby the Company agreed to file one or more registration statements covering all shares of its common stock issued to eBaum’s pursuant to the acquisition, except for the 1,635,056 shares of common stock subject to forfeiture. The Company is required to file a registration statement within (i) 60 days following the date that any shares of its common stock are payable pursuant to any “earn out” payment, (ii) 60 days following each date upon which the Company is required to deliver the first eleven installments of the shares of common stock issued as part of the purchase price and (iii) prior to each date upon which the Company is required to issue the final twelve installments of the shares of common stock issued as part of the purchase price. The Company is required to use its best efforts to cause any registration statement filed pursuant to the registration rights agreement to be declared effective as soon as possible. The full text of the eBaum’s Registration Rights Agreement is attached hereto as Exhibit 10.2.

The foregoing is not a complete summary of the transactions described in this Item 2.01, and reference is made to the Company’s definitive Notice of Consent Solicitation and Consent Solicitation Statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2007, and the text of the Asset Purchase Agreement, dated August 1, 2007, by and among the Company, EBW and eBaum’s attached hereto as Exhibit 2.1.

Item 2.03	Creation of a Director Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In order to finance the cash portion of the purchase price of the acquisition and provide additional working capital, on October 31, 2007, the Company closed on an aggregate of $28,144,290 of financing. The Company sold (i) $23,000,000 principal amount of YA Convertible Debentures to YA Global pursuant to a Securities Purchase Agreement, dated August 2, 2007, by and between the Company and YA Global (the “Securities Purchase Agreement”) and (ii) $5,144,290 of 7.5% Junior Secured Convertible Debentures due November 10, 2010 (the “Junior Convertible Debentures”) to certain accredited investors (the “Junior Purchasers”), including Eric Bauman and Carl Page, the Company’s Chief Technology Officer and a member of its board of directors, pursuant to an Additional Securities Purchase Agreement, dated October 31, 2007, by and between the Company and the Junior Purchasers.

The YA Convertible Debentures

The Company is required to repay principal and interest under the YA Convertible Debentures monthly, commencing on March 3, 2008, in cash or in shares of the Company’s common stock, at the Company’s option. On each monthly payment date, the Company will pay an aggregate of $638,889 of principal, plus accrued interest, by converting such amount into shares of the Company’s common stock at the lesser of (i) $1.90 per share or (ii) the price that shall equal 90% of the lowest volume weighted average price of the Company’s common stock during the 10 consecutive trading days immediately preceding the payment date.

At its option, subject to certain conditions, the Company may make any monthly payment of principal or interest in shares of its common stock, cash or a combination of cash and shares of its common stock. If the Company elects to pay any part of the monthly payment of principal in cash, then it will be required to pay a redemption premium equal to 10% of the principal amount being paid in cash.

The Company will have the right to redeem, upon at least thirty days prior written notice to YA Global, all or any portion of the outstanding principal amount of the YA Convertible Debentures prior to the maturity date. If the Company elects to redeem principal, the Company will be required to pay in cash an amount equal to the principal being redeemed plus a redemption premium equal to 10% of the principal amount being redeemed. Until the Company has paid the redemption price in full, YA Global may, at its option, convert the principal amount to be redeemed into shares of the Company’s common stock at a conversion price of $1.90 per share.

YA Global may convert any portion of the outstanding principal amount of the YA Convertible Debentures and accrued, but unpaid interest into shares of the Company’s common stock at a conversion price of $1.90 per share. However, the Company will not effect and the holder will have no right to convert any portion of the YA Convertible Debentures, if as a result of such conversion YA Global would beneficially own in excess of 9.99% of the Company’s common stock. This provision may be waived by YA Global upon 65 days written notice to the Company.

In the event that the Company issues shares of its common stock, except for certain excluded issuances, at a lower price than the conversion price of $1.90 per share (or such conversion price then in effect), the conversion price will be reduced to such lower price, and therefore, the number of shares issuable upon conversion of the YA Convertible Debentures will increase proportionately.

Events of default under the convertible debentures include, but are not limited to, the following:

•	failure to pay principal, interest or other amounts, if any, when due;

•	any form of bankruptcy or insolvency proceeding instituted by or against the Company or any of its subsidiaries that is not dismissed in 61 days;

•	the Company is unable to pay its debts as they come due;

•
a default occurring under any other debenture, mortgage, credit agreement, indenture or other instrument representing or securing indebtedness in an amount exceeding $250,000, other than certain excluded indebtedness, to which the Company or any of the Company’s subsidiaries are bound;

•	the Company’s common stock is delisted from the Nasdaq Capital Market and the Company is not listed or quoted an another stock exchange or trading market within five days of such delisting;

•
the Company fails to file or maintain the effectiveness of a registration statement covering the resale of the shares of common stock underlying the convertible debentures and the related warrants; and

•
The Company or any of its current senior executive officers or directors shall be indicted, convicted or have a judgment entered against it (including in a settled action) for any intentional or willful violation of federal securities laws, including without limitation, in any administrative proceeding or Federal District Court action brought by the Commission or applicable criminal authorities.

If an event of default were to occur, payment of the entire principal amount of the YA Convertible Debenture could be accelerated and become immediately due and payable. In addition, if an event of default were to occur, YA Global may elect to convert the entire principal amount into shares of the Company’s common stock at a default conversion price equal to the lesser of (i) the conversion price of $1.90 per share or (ii) the price that shall equal 75% of the lowest volume weighted average price of the Company’s common stock during the 10 consecutive trading days immediately preceding the conversion date. Furthermore, under certain circumstances, if an event of default were to occur, then eBaum’s will have the option to purchase the YA Convertible Debentures from YA Global at the face value of the YA Convertible Debentures.

The foregoing is not a complete summary of the terms of the YA Convertible Debentures and reference is made to the Company’s definitive Notice of Consent Solicitation and Consent Solicitation Statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2007, and the form of YA Convertible Debentures attached hereto as Exhibit 10.4.

In connection with the sale of the YA Convertible Debentures to YA Global, the Company entered into a security agreement with YA Global whereby the Company granted YA Global a continuing, first priority security interest in all of the Company’s assets and the assets of its subsidiaries, including without limitation the assets of EBW.

The Junior Convertible Debentures

The Junior Convertible Debentures have substantially similar terms as the YA Convertible Debentures, except that the Junior Convertible Debentures are subordinated in right of payment to both the YA Convertible Debentures and eBaum’s rights to receive any “earn-out” payments under the Asset Purchase Agreement, and the security interest of the Junior Purchasers is subordinated the security interest of YA Global in all of the Company’s assets and the security interest of eBaum’s in EBW, all pursuant to a secondary subordination agreement, dated October 31, 2007, by and among the Company, YA Global, the Junior Purchasers and eBaum’s (the “Secondary Subordination Agreement”). The Junior Convertible Debentures also differ from the YA Convertible Debentures in that the initial monthly principal and interest installment payment on the Junior Convertible Debentures is due on March 13, 2008, and the maturity date of the Junior Convertible Debentures is November 10, 2010.

The form of Junior Convertible Debenture and the Secondary Subordination Agreement are attached hereto as Exhibit 10.10 and Exhibit 10.15, respectively.

Both the YA Convertible Debentures and the Junior Convertible Debentures were issued pursuant to the exemption from registration afforded under Section 4(2) of the Act.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the sale of the YA Convertible Debentures, the Company issued to YA Global (i) 680,000 shares of its common stock, (ii) warrants to purchase 3,026,316 shares of the Company’s common stock at an exercise price of $1.90 per share and (iii) warrants to purchase 2,751,196 shares of its common stock at an exercise price of $2.09 per share. Key provisions of the warrants include the following:

•	the warrants expire on October 31, 2012;

•
if at the time that a warrant is exercised (i) the shares of common stock issuable upon exercise of the warrant are not covered by an effective registration or (ii) an event of default has occurred under the YA Convertible Debentures, then YA Global may exercise such warrant on a cashless basis in lieu of paying cash;

•
in the event that the Company issues shares of its common stock, except for certain excluded issuances, at a lower price than the exercise price of the warrants, the exercise price of the warrants will be reduced to such lower price and the number of shares issuable upon exercise of the warrants will increase proportionately.

In connection with the Sale of the Junior Convertible Debentures, the Company issued to the Junior Purchasers (i) warrants to purchase an aggregate of 671,053 shares of the Company’s common stock at an exercise price of $1.90 per share and (ii) warrants to purchase an aggregate of 610,048 shares of its common stock at an exercise price of $2.09 per share. The terms and provisions of the warrants issued to the Purchasers are substantially similar to the terms of the warrants issued to YA Global.

On October 31, 2007, the Company entered into separate registration rights agreements with each of YA Global and the Junior Purchasers. The Company has agreed to file resale registration statements with the Securities Exchange Commission covering all shares of its common stock issuable upon conversion of the YA Convertible Debentures and the Junior Convertible Debentures and all shares issuable upon exercise of the warrants. The Company must file the initial registration statement on or before November 30, 2007. The Company has also agreed to use its best efforts to have such registration statement declared effective by February 28, 2008.

The warrants that were issued to YA Global and the Junior Purchasers were issued pursuant to the exemption from registration afforded under Section 4(2) of the Act.

Information set forth in Items 2.01 and 2.03 of this Current Report or Form 8-K with respect to the sale of unregistered equity securities of the Company is incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a contractual obligation contained in the Securities Purchase Agreement, on October 30, 2007, the Company amended its certificate of incorporation to increase the number of authorized shares of its common stock to 75 million shares. The certificate of amendment to the Company’s certificate of incorporation effecting the increase in authorized capital is included in Exhibit 3(i).1 hereto.

On October 31, 2007, the Company amended its certificate of incorporation to change its name to “ZVUE Corporation” from “Handheld Entertainment, Inc.” The certificate of amendment to the Company’s certificate of incorporation effecting the name change is included in Exhibit 3(i).2 hereto.

Item 8.01	Other Events.

On November 1, 2007, the Company issued a press release announcing the closing of the acquisition and the financing. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), (i) eBaum’s audited financial statements for the fiscal years ended December 31, 2005, and 2006, and (ii) eBaum’s unaudited financial statemenst for the six-month interim periods ended June 30, 2007, and 2006 are filed with this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

(b) Pro Form Financial Information. In accordance with Item 9.01(b), pro forma financial statements are filed with this Current Report on Form 8-K as Exhibit 99.4, and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated August 1, 2007, by and among ZVUE Corporation, EBW Acquisition, Inc. and eBaum’s World, Inc.

3(i).1	Certificate of Amendment of Certificate of Incorporation, Filed October 30, 2007

3(i).2	Certificate of Amendment of Certificate of Incorporation, Filed October 31, 2007

10.1	Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P. and eBaum’s World, Inc.

10.2	Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and eBaum’s World, Inc.

10.3	Securities Purchase Agreement, dated August 2, 2007, by and between ZVUE Corporation and YA Global Investments, Inc.

10.4	Form of Senior Secured Convertible Debenture issued to YA Global Investments, L.P.

10.5	Security Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P.

10.6	Form of $1.90 Warrant issued to YA Global Investments, L.P.

10.7	Form of $2.09 Warrant issued to YA Global Investments, L.P.

10.8	Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P.

10.9	Additional Securities Purchase Agreement, dated October 31, 2007, by and among ZVUE Corporation and the purchasers signatory thereto (the “Junior Purchasers”)

10.10	Form of Junior Secured Convertible Debenture issued to the Junior Purchasers

10.11	Security Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers

10.12	Form of $1.90 Warrant issued to the Junior Purchasers

10.13	Form of $2.09 Warrant issued to the Junior Purchasers

10.14	Registration Rights Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers

10.15	Secondary Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P., eBaum’s World, Inc. and the Junior Purchasers

99.1	Press Release, dated November 1, 2007

99.2	eBaum’s World, Inc. Audited Financial Statements for the fiscal years ended December 31, 2005, and 2006

99.3	eBaum’s World, Inc. Unaudited Financial Statements for the six-month periods ended June 30, 2007, and 2006

99.4	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZVUE CORPORATION

Dated: November 5, 2007	By:	/s/ William J. Bush
Name: William J. Bush Title: Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated August 1, 2007, by and among ZVUE Corporation, EBW Acquisition, Inc. and eBaum’s World, Inc.

3(i).1	Certificate of Amendment of Certificate of Incorporation, Filed October 30, 2007

3(i).2	Certificate of Amendment of Certificate of Incorporation, Filed October 31, 2007

10.1	Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P. and eBaum’s World, Inc.

10.2	Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and eBaum’s World, Inc.

10.3	Securities Purchase Agreement, dated August 2, 2007, by and between ZVUE Corporation and YA Global Investments, Inc.

10.4	Form of Senior Secured Convertible Debenture issued to YA Global Investments, L.P.

10.5	Security Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P.

10.6	Form of $1.90 Warrant issued to YA Global Investments, L.P.

10.7	Form of $2.09 Warrant issued to YA Global Investments, L.P.

10.8	Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P.

10.9	Additional Securities Purchase Agreement, dated October 31, 2007, by and among ZVUE Corporation and the purchasers signatory thereto (the “Junior Purchasers”)

10.10	Form of Junior Secured Convertible Debenture issued to the Junior Purchasers

10.11	Security Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers

10.12	Form of $1.90 Warrant issued to the Junior Purchasers

10.13	Form of $2.09 Warrant issued to the Junior Purchasers

10.14	Registration Rights Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers

10.15	Secondary Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P., eBaum’s World, Inc. and the Junior Purchasers

99.1	Press Release, dated November 1, 2007

99.2	eBaum’s World, Inc. Audited Financial Statements for the fiscal years ended December 31, 2005, and 2006

99.3	eBaum’s World, Inc. Unaudited Financial Statements for the six-month periods ended June 30, 2007, and 2006

99.4	Unaudited Pro Forma Financial Statements